Intangible Assets, Net (Tables)	6 Months Ended
Jun. 30, 2022
Intangible Assets, Net (Tables) [Abstract]
Schedule of intangible assets, net
	As of December 31, 2021	As of June 30, 2022
	RMB’000	RMB’000

Trademark	16,200	16,200
Backlog	5,815	5,815
Customer relationship	11,400	11,400
Reacquired right	200	200
Total cost	33,615	33,615

Less: Accumulated amortization	18,940	20,786

Intangible assets, net	14,675	12,829